UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 13, 2004

                             GRANT PARK FUTURES FUND
                               LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

               ILLINOIS                   000-50316             36-3596839
     (State or other jurisdiction     (Commission file       (I.R.S. employer
         of incorporation)                 number)          identification no.)

C/O DEARBORN CAPITAL MANAGEMENT,                                   60661
            L.L.C.                                              (Zip Code)
    550 WEST JACKSON BLVD.,
           SUITE 1300
      CHICAGO, ILLINOIS
(Address of principal executive
          offices)

       Registrant's telephone number, including area code: (312) 756-4450

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of the Monthly Flash Report of Grant Park Futures Fund Limited Partnership for the month of June 2004, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GRANT PARK FUTURES FUND LIMITED PARTNERSHIP

                                   BY: DEARBORN CAPITAL MANAGEMENT, L.L.C.
Date:  July 12, 2004                   its General Partner


                                   By: /s/ David M. Kavanagh
                                       ________________________________________
                                       David M. Kavanagh
                                       President


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


                               INDEX TO EXHIBITS

Exhibit

99.1            Monthly Flash Report, June 2004


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